==========================================================================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 26, 2009 - (January 19, 2009)

REAL ESTATE REFERRAL CENTER INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52720
(Commission File No.)

279 Midpark Way SE, Suite 102
Calgary, Alberta T2X 1M2
(Address of principal executive offices and Zip Code)

(403) 615-8917
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

==========================================================================================================================================

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

     On January 19, 2009, Lisa and Bruce McIntosh each sold 2,500,000 restricted shares of our common stock, a total of 5,000,000 restricted shares of our common stock, owned by them to Noel Noel, Ltd. 87 Station Road, Ashington, Northumberland NE63 8RS, United Kingdom. The foregoing 5,000,000 shares of common stock constituted 71.90% of the our total outstanding shares and all of our shares owned by Lisa and Bruce McIntosh. Prior to the transfer, Lisa and Bruce McIntosh each owned 2,500,000 shares of common stock. After the sale aforesaid, Lisa McIntosh and Bruce McIntosh did not own any of our shares of common stock. Prior to the foregoing transaction, Noel Noel, Ltd did not own any of our shares of common stock. After the sale aforesaid, Noel Noel, Ltd. owned 5,000,000 restricted shares of our common stock which constituted 71.90% of our total outstanding shares of common stock. Noel Noel, Ltd. paid Lisa and Bruce McIntosh $150,000 for the 5,000,000 shares of common stock. Noel Noel, Ltd used a certified check to pay for the shares common stock. The source of the funds to acquire Lisa and Bruce McIntosh’s shares of common stock was the personal funds of Jamie Hunter, the owner and Chief Executive Officer of Noel Noel, Ltd.

     There are no arrangements or understandings among members of both the former and new control group and their associates with respect to the election of directors or other matters.

     We are not aware of any arrangements, including any pledge by any person of our securities, the operation of which at a subsequent date will result in a change of our control.

     We currently have one class of securities subject to reporting pursuant to Section 13 of the Securities Exchange Act of 1934. That class of securities is our common stock. Currently, we have 6,964,000 shares of common stock outstanding. We have authorized capital of 100,000,000 shares of common stock, par value $0.00001 per share and 100,000,000 shares of preferred stock, par value $0.00001 per share. There are no issued and outstanding shares of preferred stock. The preferred shares are not listed for trading anywhere and the class of preferred shares is not registered with the Securities and Exchange Commission.

     The following table sets forth, immediately prior to the foregoing transaction, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares.

	Direct Amount of	Percent
Name of Beneficial Owner	Beneficial Owner	of Class
Lisa McIntosh	2,500,000	35.90%
60 Mount Kidd Point SE
Calgary, Alberta T2Z 3C5

Bruce McIntosh	2,500,000	35.90%
164 Chaparral Circle
Calgary, Alberta T2X 3M2

All officers and directors as	5,000,000	71.80%
a group (2 Individuals)

     The following table sets forth, immediately after to the foregoing transaction, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares unless otherwise noted.

	Direct Amount of	Percent
Name of Beneficial Owner	Beneficial Owner	of Class
Lance Ayers	0	0.00%
87 Station Road
Ashington, Northumberland NE63 8RS
United Kingdom

All officers and directors as	0	0.00%
a group (1 Individual)

Noel Noel, Ltd. (1)	5,000,000	71.80%
87 Station Road
Ashington, Northumberland NE63 8RS
United Kingdom

(1)	Jamie Hunter exercises voting and dispositive control over the shares of common stock owned by Noel Noel, Ltd.

The following is a description of our securities:

Common Stock

     Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.00001 per share. The holders of our common stock:

*	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
*	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;
*	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
*	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

     All shares of common stock now outstanding are fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of our securities.

Non-cumulative voting

     Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors. Noel Noel, Ltd. currently owns 71.80% of the total outstanding shares of our common stock and can elect all of our board members.

Cash dividends

     As of the date of this report, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred stock

     We are authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

Anti-takeover provisions

     There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

Reports

     We file reports with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934. The reports are filed electronically. You may review our reports at the SEC website at: www.sec.gov.

Stock transfer agent

     Our stock transfer agent is Securities Stock Transfer Company, 2591 Dallas Parkway, Suite 102, Frisco Texas 75034. Its telephone number is (972) 963-0001.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT PRINCIPAL OFFICERS

     On January 21, 2009, Lisa McIntosh resigned as our principal financial officer, principal accounting officer, treasurer and a member of the board of directors.

     On January 21, 2009, Bruce McIntosh resigned as our secretary and member of the board of directors.

     On January 21, 2009, Lance Ayers was appointed secretary, treasurer, principal financial officer and principal accounting officer. Mr. Ayers had previously been appointed president, principal executive officer, secretary and a member of the board of directors.

     On January 19, 2009, Mr. Ayers was appointed as our president, principal executive officer, secretary and a director. Prior to his appointment as our president, principal executive officer, secretary and a director. Mr. Ayers held several positions specializing in the area of purchasing, marketing, retail development and product procurement. From March of 1997 to May of 2005 Mr. Ayers was a Purchasing Manager for Dallas based Synapse Micro Inc., a wholesale supplier of consumer electronics and computer peripherals. Prior to his work with Synapse Micro, Mr. Ayers worked in the purchasing department for Grand Prairie based Parsons International, specializing in international product procurement. In September of 2005 Mr. Ayers founded Windgrid, Inc., a private developmental stage wind technology and energy company based in Plano, TX. Mr. Ayers continues to serve as the President and sole Director of that company.

     During the past five years, Mr. Ayers has not been the subject of the following events:

     1. Any bankruptcy petition filed by or against any business of which Mr. Ayers was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

     2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

     3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Ayers’s involvement in any type of business, securities or banking activities.

     4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 26th day of January, 2009.

REAL ESTATE REFERRAL CENTER INC.

BY:   LANCE AYERS
         Lance Ayers
         President